SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 24, 2002 (December 24, 2002)

NEXTEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19656	36-3939651
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, Including Area Code:            (703) 433 - 4000

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(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Regulation FD Information.

On December 24, 2002, Nextel issued a press release announcing a filing with the Federal Communications Commission regarding its proposed public safety spectrum plan. A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

     The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

/s/ Leonard J. Kennedy By: Leonard J. Kennedy Senior Vice President and General Counsel

Date: December 24, 2002

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release